UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/29/2008

NYMEX Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-33149

DE	13-4098266
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One North End Avenue, World Financial Center, New York , NY 10282-1101
(Address of principal executive offices, including zip code)

(212) 299-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On January 28, 2008, NYMEX Holdings, Inc. (the "Company") and CME Group Inc. ("CME Group") issued the attached press release confirming that they are engaged in preliminary discussions regarding CME Group's potential acquisition of the Company and that the parties have agreed to a 30-day exclusive negotiating period.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits.

A copy of the joint press release is attached hereto as Exhibit 99.1.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYMEX Holdings, Inc.

Date: January 29, 2008	By:	/s/ Richard Kerschner
Richard Kerschner
Co-General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release, dated January 28, 2008.